Exhibit 99.1

PRESS RELEASE
1/30/24
Carlisle Companies Signs Definitive Agreement to Sell Carlisle Interconnect Technologies to Complete its Pivot to a Pure Play Building Products Company

SCOTTSDALE, ARIZONA, January 30, 2024 - Carlisle Companies Incorporated (NYSE: CSL), a leading supplier of innovative building products and solutions, today announced the signing of a definitive agreement to sell Carlisle Interconnect Technologies (“CIT”) to Amphenol Corporation (NYSE: APH) in a transaction valued at $2.025 billion. The transaction, which follows Carlisle’s previously announced process to sell CIT, is subject to certain closing adjustments and conditions, including regulatory clearances, and is expected to close by the end of the second quarter of 2024.

Chris Koch, Chair, President and Chief Executive Officer, said “The sale of CIT aligns with our Vision 2030 strategy and represents a significant milestone in our strategic pivot from a diversified industrial portfolio of businesses to a premier pure play building products company. As we complete this strategic shift, we look forward to executing our commitment in Vision 2030 to delivering over $40 of adjusted EPS through our innovative building envelope products and solutions. We are confident that our focus on building envelope solutions will allow our shareholders to benefit from mega trends around energy efficiency, labor savings and the re-roofing cycle and capitalize on the industry-leading returns provided by our streamlined portfolio.
The profitable growth and superior returns that we have demonstrated since 2018 are largely attributable to our strategic pivot and highly accretive capital allocation methodology. We are further strengthening our capital foundation with the expected proceeds from the sale of CIT. When combined with our 15%+ free cash flow margin expected to continue through 2024 and beyond, this heightened financial strength affords us substantial flexibility to effectively execute our share repurchase program, pursue strategic building product acquisitions and other high-returning capital allocation priorities.”
J.P. Morgan Securities LLC is serving as Carlisle’s financial advisor for the transaction and Kirkland and Ellis LLP is acting as its legal advisor.

Forward-Looking Statements and Non-GAAP Financial Measures

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally use words such as "expect," "foresee," "anticipate," "believe," "project," "should," "estimate," "will," "plans," "intends," "forecast," and similar expressions, and reflect our expectations concerning the future. Such statements are made based on known events and circumstances at the time of publication and, as such, are subject in the future to unforeseen risks and uncertainties. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements, due to a variety of factors such as: increasing price and product/service competition by foreign and domestic competitors, including new entrants; technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; our mix of products/services; increases in raw material costs that cannot be recovered in product pricing; domestic and foreign governmental and public policy changes including environmental and industry regulations; the ability to meet our goals relating to our intended reduction of greenhouse gas emissions, including our net zero commitments; threats associated with and efforts to combat terrorism; protection and validity of patent and other intellectual property rights; the identification of strategic acquisition targets and our successful completion of any transaction and integration of our strategic acquisitions; our successful completion of strategic dispositions; the cyclical nature of our businesses; the impact of information technology, cybersecurity or data security breaches at our businesses or third parties; the outcome of pending and future litigation and governmental proceedings; the emergence or continuation of widespread health emergencies such as the COVID-19 pandemic, including, for example, expectations regarding their impact on our businesses, including on customer demand, supply chains and distribution systems, production, our ability to maintain appropriate labor levels, our ability to ship products to our customers, our future results, or our full-year financial outlook; and the other factors discussed in the reports we file with or furnish to the Securities and Exchange Commission from time to time. In addition, such statements could be affected by general industry and market conditions and growth rates, the condition of the financial and credit markets and general domestic and international economic conditions, including inflation and interest rate and currency exchange rate fluctuations. Further, any conflict in the international arena, including the Russian invasion of Ukraine and war in the Middle East, may adversely affect general market conditions and our future performance. Any forward-looking statement speaks only as of the date on which that statement is made, and we undertake no duty to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date on which that statement is made, unless otherwise required by law. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

This press release also contains forward-looking statements with respect to the sale of CIT and the anticipated timing of the closing of the transaction. These statements represent only Carlisle’s current belief regarding future events, many of which, by their nature, are inherently uncertain and outside of Carlisle’s control. Actual results could differ materially from those reflected in this press release for various reasons, including the failure of the parties to meet or waive closing conditions and the failure to receive required regulatory approvals. Carlisle disclaims any obligation to update forward-looking statements except as required by law.

This press release refers to certain non-GAAP financial measures. The Company believes that providing selected non-GAAP financial measures enhances the Company’s and investors’ understanding of the Company’s and its segments’ financial performance. Non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. The Company defines its non-GAAP financial measure of adjusted EPS as diluted earnings per share excluding exit and disposal and facility rationalization costs, inventory step-up amortization and acquisition costs, impairment charges, gains and losses from litigation, losses on extinguishment of debt, amortization of acquisition intangible assets, and discrete tax items; and the impact of including dilutive securities divided by diluted weighted average shares outstanding. The Company defines its non-GAAP measure of free cash flow margin as the percentage that results from dividing net cash provided by operating activities less capital expenditure by total revenues. The Company is not providing reconciliations for the forward-looking non-GAAP financial measures stated herein because the Company does not provide GAAP financial measures on a forward-looking basis as the

Company is unable to predict with reasonable certainty the ultimate outcome of adjusted items without unreasonable effort. These items are uncertain, depend on various factors, and could be materials to the Company’s financial results computed in accordance with GAAP.

About Carlisle Companies Incorporated

Carlisle Companies Incorporated is a leading supplier of innovative building envelope products and solutions for more energy efficient buildings. Through its building products businesses – Carlisle Construction Materials (“CCM”) and Carlisle Weatherproofing Technologies (“CWT”) – and family of leading brands, Carlisle delivers innovative, labor-reducing and environmentally responsible products and solutions to customers through the Carlisle Experience. Carlisle is committed to generating superior shareholder returns and maintaining a balanced capital deployment approach, including investments in our businesses, strategic acquisitions, share repurchases and continued dividend increases. Leveraging its culture of continuous improvement as embodied in the Carlisle Operating System (“COS”), Carlisle has committed to achieving net-zero greenhouse gas emissions by 2050.

Contact:     Mehul Patel
        Vice President, Investor Relations
        Carlisle Companies Incorporated
        (310) 592-9668
mpatel@carlisle.com